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                                                                    EXHIBIT 10.6





________________________________________________________________________________





                       FOURTH AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


                         dated as of December 22, 1995

                                     among

                               APACHE CORPORATION

                                      and

                    VARIOUS COMMERCIAL LENDING INSTITUTIONS,

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                      as Administrative Agent and Arranger

                                      and

                                 CHEMICAL BANK,
                            as Co-Agent and Arranger





________________________________________________________________________________
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                       FOURTH AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 22, 1995, (the "Fourth Amendment"), is among APACHE CORPORATION, a Delaware corporation (the "Company"), the various commercial lending institutions as are or may become parties hereto (the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent (in such capacity, the "Administrative Agent") and Arranger (in such capacity, an "Arranger") and CHEMICAL BANK, as Co-Agent (in such capacity, the "Co-Agent") and Arranger (in such capacity, an "Arranger").

                              W I T N E S S E T H:

         1. The Company, the Lenders, the Arrangers, the Co-Agent and the Administrative Agent have heretofore entered into that certain Third Amended and Restated Credit Agreement, dated as of March 1, 1995, as previously amended (the "Credit Agreement").

         2. The Company, the Lenders, the Arrangers, the Co-Agent and the Administrative Agent now intend to amend the Credit Agreement (i) to permit Apache Gathering Company to become a member of Producers Energy Marketing, LLC,
(ii) to permit the Company to guarantee the payment of obligations of Apache Gathering Company to Producers Energy Marketing, LLC and (iii) to address various other issues in connection therewith as follows:

         I.      AMENDMENTS TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT.

         A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition of "Producers Energy" in appropriate alphabetical order:

                 "Producers Energy" means Producers Energy Marketing, LLC, a Delaware limited liability company.

         B. The definitions of "Contingent Obligation", "Indebtedness" and "Subsidiary" appearing in Section 1.1 of the Credit Agreement are hereby amended in their entirety to the following:

                 "Contingent Obligation" means, with respect to any Person as of the time a determination thereof is to be made, any obligation, contingent or otherwise, of any such Person, directly or indirectly, guaranteeing, endorsing or otherwise becoming contingently liable (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise invest in, a debtor, or otherwise to assure a creditor against loss) for any Indebtedness of itself or of any other Person (other than by endorsements of instruments in the course of business).

                 "Indebtedness" means, with respect to a Person, such Person's
         (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services, including obligations payable out of Hydrocarbon production, other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade, (iii) obligations, whether or not assumed, secured by Liens (other than Liens permitted by Section 11.5, clauses (a) through (d) or clauses (f) through (h)) or payable out of the proceeds of production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, bonds, debentures, acceptances, or other instruments, (v) Capitalized Lease Obligations, (vi) liabilities under interest rate swap, exchange, collar or cap agreements and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates, (vii) liabilities under commodity hedge, commodity swap, exchange, collar or cap agreements, fixed price agreements and all other agreements or arrangements designed to protect a person against fluctuations in oil or gas prices, and (viii) obligations, contingent or otherwise, relative to the amount of all letters of credit, whether or not drawn, and (ix) all Contingent Obligations of such Person in respect of any of the foregoing; provided, however, that such term shall not include any amounts included as deferred credits on the financial statements of such Person or of a consolidated group including such Person, determined in accordance with Agreement Accounting Principles; provided furtherthat for purposes of the foregoing clauses (ii), (iii) and (ix), obligations pursuant to any oil, gas and/or mineral leases, farm-out agreements, division orders, contracts for the exchange or processing of oil, gas and/or other hydrocarbons, unitization and pooling declarations and agreements, operating agreements, development agreements, area of mutual interest agreements, marketing agreements or arrangements, and other agreements which are customary in the oil, gas and other mineral exploration, development and production business and in the business of processing of gas and gas condensate production for the extraction of products therefrom shall not be Indebtedness.

                 "Subsidiary" means, with respect to any Person, any other Person more than 50% of the outstanding voting securities of which shall at the time be owned or





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         controlled, directly or indirectly, by such Person; provided, that with respect to the Company, Subsidiaries shall include MW Petroleum, MWJR, each Drilling Partnership and any other Person more than 50% of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries; further provided, that, notwithstanding the foregoing, Subsidiaries of the Company shall not include, for the purposes of Article VIII (except for Sections 8.10, 8.15 and 8.16), Article IX, Article XI (except for Sections 11.2 and 11.9) and Article XII (except for
         Section 12.1 insofar as the representation or warranty which is breached or shall be false was made pursuant to Section 8.10, Section
         8.15 or Section 8.16), Apache Energy Limited and its Subsidiaries; further provided, that, notwithstanding the foregoing, Subsidiaries of the Company shall not include Producers Energy except for the purposes of Sections 8.10, 8.15, 8.16 and 12.1 (insofar as the representation or warranty which is breached or shall be false was made pursuant to Sections 8.10, 8.15 or 8.16).

         C. Section 11.1 of the Credit Agreement is hereby amended by deleting subsection 11.1(a) in its entirety and inserting the following before the semicolon:

                 "(a)     The Obligations arising under the Loan Documents,
         Contingent Obligations permitted under Section 11.4 (whether or not then payable), and intercompany Indebtedness pursuant to Investments by the Company permitted by Sections 11.12(d), (e), (g), (h) and (i)".

         D. Section 11.4 of the Credit Agreement is hereby amended (i) by deleting "$45,000,000" from the fifth line of Section 11.4 and by replacing it with "30,000,000"; (ii) by deleting subsection 11.4(h) in its entirety and inserting the following before the comma:

         "(h) Contingent Obligations of the Company or any of its Subsidiaries in respect of itself or in respect of obligations of partnerships, corporations or limited liability companies of which the Company or its Subsidiaries are partners, shareholders or members, respectively, pursuant to any oil, gas and/or mineral leases, farm-out agreements, division orders, contracts for the sale, delivery, purchase, exchange, or processing of oil, gas and/or other hydrocarbons, unitization and pooling declarations and agreements, operating agreements, development agreements, area of mutual interest agreements, marketing agreements or





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
         arrangements, and other agreements which are customary in the oil, gas and other mineral exploration, development and production business and in the business of processing of gas and gas condensate production for the extraction of products therefrom";

and (iii) by inserting the following after subsection 11.4(i) thereof before the period:

         ", and (j) Contingent Obligations of the Company and any of its Subsidiaries to or in respect of Producers Energy which when aggregated with the Investments of the Company and any of its Subsidiaries permitted with respect to Producers Energy pursuant to subsection 11.12(c) do not exceed $30,000,000 in the aggregate".

         E. Section 11.12 of the Credit Agreement is hereby amended by deleting subsection 11.12(c) in its entirety and inserting the following before the semicolon:

                 "(c)     without duplication, Investments permitted as
         Indebtedness pursuant to Section 11.1 and Investments permitted as Contingent Obligations pursuant to Section 11.4 (including, without limitation, Investments of the Company and any of its Subsidiaries in Producers Energy which when aggregated with the Contingent Obligations of the Company and any of its Subsidiaries permitted pursuant to subsection 11.4(j) do not exceed $30,000,000 in the aggregate)".

         F. Section 14.7 of the Credit Agreement is hereby amended (i) by deleting the word "or" at the end of subsection 14.7(b)(vi) and (ii) by inserting the following after subsection 14.7(b)(vii) thereof:

         "or     (viii)  any investigation, litigation or proceeding related to any Investment by the Company, any of its Subsidiaries, Apache Energy Resources, Apache Energy Limited or Producers Energy in any Person, whether or not any Agent or any Lender is party thereto;".

         II. EFFECTIVENESS. This Fourth Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by the Company, the Required Lenders, the Administrative Agent and the Co-Agent (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

         III. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Administrative Agent, the Co-Agent and the





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Arrangers to enter into this Fourth Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VIII of the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                 (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted.

                 (ii) The Company has the corporate power and authority and legal right to execute and deliver this Fourth Amendment and to perform its obligations hereunder. The execution and delivery by the Company of this Fourth Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                 (iii) No Default or Unmatured Default has occurred and is continuing as of the date hereof.

                 (iv) There has been no material adverse change (a) in the businesses, assets, properties, operations, condition (financial or otherwise) or results of operations or prospects of the Company and its Subsidiaries from March 1, 1995, (b) affecting the rights and remedies of the Lenders under and in connection with this Fourth Amendment and the Credit Agreement, as amended by this Fourth Amendment, or (c) in the ability of the Company to perform its obligations under this Fourth Amendment or the Credit Agreement, as amended by this Fourth Amendment.1

                 (v) There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers threatened against or affecting the Company or its Subsidiaries which is or could have a Material Adverse Effect.

         IV. DEFINED TERMS. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.





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
         V. REAFFIRMATION OF CREDIT AGREEMENT. This Fourth Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         VI. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. All obligations of the Company and rights of the Lenders, the Administrative Agent, the Co-Agent and the Arrangers and any other holders of the Notes expressed herein shall be in addition to and not in limitation of those provided by applicable law.

         VII. SEVERABILITY OF PROVISIONS. Any provision in this Fourth Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Fourth Amendment are declared to be severable.

         VIII. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Fourth Amendment by signing any such counterpart.

         IX. HEADINGS. Article and section headings in this Fourth Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Fourth Amendment.

         X. SUCCESSORS AND ASSIGNS. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         XI. NOTICE. THIS WRITTEN FOURTH AMENDMENT TOGETHER WITH THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                      [SIGNATURES BEGIN ON FOLLOWING PAGE]





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         IN WITNESS WHEREOF, the Company, the Lenders, the Administrative
Agent, the Co-Agent and the Arrangers have executed this Fourth Amendment as of the date first above written.

                                        APACHE CORPORATION



                                        By:/s/ Clyde E. McKenzie
                                           ------------------------------------
                                        Name:  Clyde E. McKenzie
                                        Title: Vice President and Treasurer


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        Individually, as Administrative Agent
                                        and as Arranger



                                        By:/s/ Christine Frank
                                           ------------------------------------
                                        Name:  Christine Frank
                                        Title: Vice President


                                        CHEMICAL BANK, Individually, as
                                        Co-Agent and as Arranger



                                        By:/s/ R. Potter
                                           ------------------------------------
                                        Name:  Ronald Potter
                                        Title: Managing Director


                                        BANK OF MONTREAL, Individually and as
                                        Lead Manager



                                        By:/s/ Robert Roberts
                                           ------------------------------------
                                        Name:  Robert L. Roberts
                                        Title: Director, U.S. Corporate Banking

                                        CIBC INC., Individually and as Lead
                                        Manager



                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:


                                        NATIONSBANK, Individually and as Lead
                                        Manager



                                        By:/s/ Jo Tamalis
                                           ------------------------------------
                                        Name:  Jo A. Tamalis
                                        Title: Senior Vice President


                                        BANK OF AMERICA NATIONAL TRUST &
                                        SAVINGS ASSOCIATION



                                        By:/s/ Laura B. Shepard
                                           ------------------------------------
                                        Name:  Laura B. Shepard
                                        Title: Vice President


                                        BANQUE PARIBAS



                                        By:/s/ Charles K. Thompson
                                           ------------------------------------
                                        Name:  Charles K. Thompson
                                        Title: Group Vice President


                                        By:/s/ G.J. Jeram
                                           ------------------------------------
                                        Name:  G.J. Jeram
                                        Title: Vice President


                                        SOCIETE GENERALE, SOUTHWEST AGENCY



                                        By:/s/ R.A. Erbert
                                           ------------------------------------
                                        Name:  Richard A. Erbert
                                        Title: Vice President

                                        MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK



                                        By:/s/ P.W. McNeal
                                           ------------------------------------
                                        Name:  Philip W. McNeal
                                        Title: Vice President


                                        ABN-AMRO BANK N.V. - HOUSTON AGENCY



                                        By:/s/ Michael N. Oakes
                                           ------------------------------------
                                        Name:  Michael N. Oakes
                                        Title: Vice President


                                        By:/s/ H. Gene Shiels
                                           ------------------------------------
                                        Name:  H. Gene Shiels
                                        Title: Vice President


                                        THE FIRST NATIONAL BANK OF BOSTON



                                        By:/s/ Michael Kane
                                           ------------------------------------
                                        Name:  Michael Kane
                                        Title: Managing Director


                                        THE BANK OF NOVA SCOTIA, SAN FRANCISCO
                                        AGENCY



                                        By:/s/ A.S. Norsworthy
                                           ------------------------------------
                                        Name:  A.S. Norsworthy
                                        Title: Assistant Agent


                                        THE CHASE MANHATTAN BANK, N.A.



                                        By:/s/ Bettylou J. Robert
                                           ------------------------------------
                                        Name:  Bettylou J. Robert
                                        Title: Vice President

                                        CITIBANK, N.A.



                                        By:/s/ Carolyn R. Bodmer
                                           ------------------------------------
                                        Name:  Carolyn R. Bodmer
                                        Title: Vice President


                                        THE FUJI BANK, LIMITED - HOUSTON AGENCY



                                        By:/s/ Soichi Yoshida
                                           ------------------------------------
                                        Name:  Soichi Yoshida
                                        Title: Vice President & Senior Manager


                                        UNION BANK OF SWITZERLAND, HOUSTON
                                        AGENCY



                                        By:/s/ E. Swann
                                           ------------------------------------
                                        Name:  Evans Swann
                                        Title: Managing Director


                                        By:/s/ Kelly Boots
                                           ------------------------------------
                                        Name:  Kelly Boots
                                        Title: Assistant Treasurer


                                        UNION BANK



                                        By:/s/ Richard P. DeGrey
                                           ------------------------------------
                                        Name:  Richard P. DeGrey
                                        Title: Vice President


                                        By:/s/ W.M. Roth
                                           ------------------------------------
                                        Name:  Walter M. Roth
                                        Title: Vice President

                                        CHRISTIANIA BANK OG KREDITKASSE



                                        By:/s/ Peter M. Dodge
                                           ------------------------------------
                                        Name:  Peter M. Dodge
                                        Title: Vice President



                                        By:/s/ Hans Chr. Kjelsrud
                                           ------------------------------------
                                        Name:  Hans Chr. Kjelsrud
                                        Title: Vice President


                                        COLORADO NATIONAL BANK



                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:


                                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                                        By:/s/ S. Otsubo
                                           ------------------------------------
                                        Name:  Satoru Otsubo
                                        Title: Joint General Manager


                                        ROYAL BANK OF CANADA, GRAND CAYMAN
                                          (NORTH AMERICAN #1) BRANCH


                                        By:/s/ J.D. Frost
                                           ------------------------------------
                                        Name:  J.D. Frost
                                        Title: Senior Manager





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